Convertible Notes Payable (Details Textual)	9 Months Ended
	Sep. 30, 2012 USD ($)	Sep. 30, 2012 Convertible Debt [Member] USD ($)	Jul. 27, 2012 Sonoro Energy Ltd [Member] CAD
Proceeds from issuance of convertible notes payable	$ 500,000	$ 163,775
Debt Instrument, Interest Rate During Period	10.00%
Debt Instrument, Maturity Date, Description	Mature one year from the issuance date.
Conversion Price Of Debenture Into Common Stock Shares Description	The holder(s) may elect to convert the debenture in whole or in part into common shares at the price of any aggregate financing exceeding $500,000 less a discount of 25% per share.
Convertible Debt Principal Amount		$ 165,000	250,000